EXHIBIT 1(B)


                                 [NAME OF TRUST]
                           PREFERRED TRUST SECURITIES

                             UNDERWRITING AGREEMENT

                                                              [          , 200 ]
                                                               ----------     -
                                                              New York, New York

[Insert Name(s)
and Address(es)
of Underwriters]

Dear Sirs:

          ALLETE (legally incorporated as Minnesota Power, Inc.), a corporation incorporated under the laws of Minnesota (the "Company"), and its financing subsidiary, [Name of Trust], a Delaware business trust (the "Trust," and hereinafter, together with the Company, the "Offerors"), propose for the Trust to issue and sell severally to the underwriters named in Schedule I hereto (the "Underwriters") the Trust's preferred trust securities of the series designation, with the terms and in the liquidated preference amount specified in
Schedule II hereto (the "Preferred Trust Securities"). The Offerors propose for the Trust to issue the Preferred Trust Securities pursuant to an Amended and
Restated Trust Agreement, to be dated as of              , 200 , among The Bank
                                            ---------- --     -
of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, certain employees of the Company, as Administrative Trustees, and the several Holders as defined therein in substantially the form heretofore delivered to you [as the Representatives] (the "Trust Agreement"). In connection with the issuance of the Preferred Trust Securities, the Company proposes (i) to
issue its Junior Subordinated Debentures, Series                   (the

"Debentures") pursuant to an Indenture, dated as of            ,     , between
                                                    -------- --  ----
the Company and The Bank of New York, as trustee (the "Indenture") and (ii) to issue a guarantee relating to the Preferred Trust Securities to the extent described in the Prospectus (as defined below) (the "Guarantee").

          1. Sale and Purchase. The Trust agrees to issue and sell to each of
             -----------------
the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, the respective number of Preferred Trust Securities set forth opposite the name of such Underwriter in Schedule I hereto at the purchase price or prices set forth in Schedule II hereto (the "Purchase Price"). The obligations of the Trust and the Underwriters under this Agreement are undertaken on the basis of the representations and are subject to the conditions in this Agreement.

          2. Payment and Delivery. Delivery of the Preferred Trust Securities to
             --------------------
the several Underwriters against payment of the aggregate Purchase Price therefor by wire transfer in Federal funds shall be made at the offices of Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York, at 10:00
a.m., New York City time, on [            , 200 ], or at such time, date and
                              ------------     -
place as may be agreed upon by the Company and the Underwriters (the "Closing Date"). The Preferred Trust Securities shall be delivered to The Depository Trust Company or to The Bank of New York, as custodian for The Depository Trust Company, in definitive fully-registered global form without coupons registered in the name of Cede & Co. for the respective accounts specified by the


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Underwriters not later than the close of business on the business day preceding the Closing Date. [If no such request is received by said time, the Trust shall have the right to deliver the Preferred Trust Securities registered in the name of the Underwriters in such denominations as the Trust may determine.] The Preferred Trust Securities shall be made available to the Underwriters at the offices of Thelen Reid & Priest LLP for checking purposes not later than 2:00 p.m., New York City time, on the business day immediately preceding the Closing Date.

          3. Registration Statement and Prospectus; Public Offering. The
             ------------------------------------------------------
Company, ALLETE Capital II and ALLETE Capital III have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3
on March   , 2001 (Registration Nos. 333-       and 333-      -01) for the
         --                              ------         ------
registration under the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations adopted by the Commission under the Securities Act (the "Rules and Regulations"), of $500,000,000 aggregate amount of (i) the Company's Common Stock, without par value, and related preferred shares purchase rights, (ii) one or more series of the Company's first mortgage bonds, (iii) the Company's unsecured debt securities, (iv) the preferred trust securities (the "Trust Securities") of ALLETE Capital II and ALLETE Capital III and (v) an equal principal amount of the Company's junior subordinated debentures and guarantees and other obligations of the Company in respect of such Trust Securities. Such registration statement ("Registration
Statement No. 333-     ") was declared effective by the Commission on          ,
                  -----                                               ------ --
2001. No stop order suspending the effectiveness of such registration statement is in effect and no proceedings for such purpose are pending or threatened before or threatened by the Commission. The Company has also filed with the Commission a registration statement on Form S-3 on May 8, 1998 (Registration No. 333-52161) for the registration under the Securities Act and the Rules and Regulations of 3,000,000 shares of the Company's Common Stock, without par value, and related preferred shares purchase rights, of which all but 1,814,000
shares (as adjusted for the Company Common Stock split on            ) of Common
                                                          -----------
Stock and related rights have been previously issued. Such registration statement ("Registration Statement No. 333-52161") was declared effective by the Commission on May 18, 1998. In addition, the Company has filed with the Commission a registration statement on Form S-3 on July 21, 2000 (Registration No. 333-41882) for the registration under the Securities Act and the Rules and Regulations of $400,000,000 aggregate principal amount of the Company's first mortgage bonds and unsecured debt securities, of which all but $25,000,000 aggregate principal amount of first mortgage bonds and unsecured debt securities have been previously issued. Such registration statement ("Registration Statement No. 333-41882") was declared effective by the Commission on August 7, 2000. References herein to the term "Registration Statement" as of any date shall be deemed to refer to each of Registration Statement No. 333-41882,
Registration Statement No. 333-52161 and Registration No. 333-       , each as
                                                              -------
amended and supplemented to such date, including financial statements and all exhibits, and all documents incorporated by reference therein as of such date pursuant to Item 12 of Form S-3 ("Incorporated Documents") and filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided that if the Company files a registration statement with respect to securities registered under Registration Statement No. 333-41882, Registration Statement
No. 333-52161 and Registration Statement No. 333-      with the Commission
                                                 -----
pursuant to Rule 462(b) of the Securities Act (the "Rule 462(b) Registration Statement"), then after such filing, all references to "Registration Statement" shall be deemed to included the Rule 462(b) Registration Statement. References


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


herein to the term "Prospectus" as of any given date shall be deemed to refer to the combined prospectus, including any preliminary prospectus, relating to the
securities registered under Registration Statement No. 333-       and the
                                                           ------
securities registered and remaining unissued under Registration Statement No. 333-41882 and Registration Statement No. 333-52161 that forms a part of
Registration Statement No. 333-     , as amended or supplemented as of such date
                               -----
(other than by amendments or supplements relating to securities other than the Securities), including all Incorporated Documents as of such date and including any prospectus supplement relating to the Securities. The term "preliminary prospectus" means any preliminary prospectus (as referred to in Rule 430 of the Rules and Regulations) included at any time as a part of such registration statement. Copies of such registration statement and any amendments thereto and of each preliminary prospectus included as part of such registration statement have been delivered to the Underwriters. References to "Effective Date" shall be deemed to refer to the later of the time and date Registration Statement No.
333-      , any post-effective amendment to Registration Statement No. 333-
    ------                                                                 -----
or any Rule 462(b) Registration Statement was declared effective or the time and date of the filing thereafter of the Company's most recent Annual Report on Form 10-K if such filing is made prior to the Closing Date, as hereinafter defined. For purposes of this Agreement, any Incorporated Document filed with the Commission on or after the date of this Agreement and prior to the Closing Date shall be deemed an amendment or supplement to the Registration Statement and the Prospectus and any reference herein to "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus includes the filing of any document under the Exchange Act after the Effective Date or the date of any preliminary prospectus or the Prospectus, as the case may be, and incorporated in such document by reference if such filing is made prior to the Closing Date.

          The Offerors understand that the Underwriters propose to make a public offering of the Preferred Trust Securities, as described in the Prospectus, as soon after the date of this Agreement as the Underwriters deem advisable. The Offerors are further advised by the Underwriters that the Preferred Trust
Securities are to be offered to the public initially at     % of their
                                                        ----
liquidation preference amount (the "Public Offering Price") plus accrued
distributions, if any, from              , 200  to the date of payment and
                            ---------- --     -
delivery and to certain dealers selected by the Underwriters at a price that
represents a concession not in excess of     % of their liquidation preference
                                         ----
amount under the Public Offering Price, and that any Underwriter may allow, and
such dealers may reallow, a concession, not in excess of     % of their
                                                         ----
liquidation preference amount, to any Underwriter or to certain other dealers. The Offerors confirm that the Underwriters and dealers have been authorized to distribute each preliminary prospectus, if any, and are authorized to distribute the Prospectus and any amendments or supplements to it.

          4. Representations of the Offerors. The Offerors represent to the
             -------------------------------
Underwriters as follows:

          (a) The Offerors meet the requirements for use of Form S-3 under the Securities Act.

          (b) On the Effective Date, and at the Closing Date, the Registration Statement and, at the date of the filing of the Prospectus pursuant to Rule 424 under the Rules and Regulations, and at the Closing Date, the Prospectus, as each may be amended or supplemented, and the Trust Agreement, Indenture and the


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


Guarantee fully complied or will fully comply in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Rules and Regulations, or pursuant to the Rules and Regulations will be deemed to comply therewith. On the Effective Date and the Closing Date the Registration Statement, as it may be amended or supplemented, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. On the date of filing of the Prospectus and the Closing Date, the Prospectus, as it may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and on said date of filing of the Prospectus and the Closing Date, the Incorporated Documents will fully comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission under the Exchange Act (the "Exchange Act Rules and Regulations"), and, when read together with the Prospectus, as it may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The foregoing representations do not apply to (1) statements or omissions made in reliance on and in conformity with information relating to the Underwriters furnished in writing to the Company or the Trust by any Underwriter expressly for use in the Registration Statement or the Prospectus, as they may be amended or supplemented, or (2) the portion of the Registration Statement constituting the respective Statements of Eligibility, or amendments thereto, under the Trust Indenture Act except statements or omissions made in reliance on and in conformity with information furnished in writing to the trustees by or on behalf of the Company or the Trust for use in such Statements of Eligibility or any amendments thereto. For purposes of this Agreement, [indicate topics addressed and location in Prospectus] constitute the only information relating to the Underwriters furnished in writing to the Offerors expressly for inclusion in any preliminary prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus. Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the Rules and Regulations or pursuant to the Rules and Regulations will be deemed to comply therewith.

          (c) The Company and its Material Subsidiaries (as defined below) have good and sufficient title to all material real property and good and sufficient title to all material personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially interfere with the use made and proposed to be made of such property by the Company and its Material Subsidiaries; and any material real property and buildings held under lease by the Company and its Material Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company or its Material Subsidiaries, as the case may be. As used in this Agreement, the term "Material Subsidiary" means a significant subsidiary under Rule 1-02(w) of Regulation S-X of the Commission).

          (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Minnesota, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and there is no jurisdiction wherein the character of the properties owned or held under lease by the Company or the nature of the business transacted by the Company would expose the Company to any material liability or disability by reason of the failure to qualify the Company as a foreign corporation in any such jurisdiction; and each Material Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and there is no jurisdiction wherein the character of the properties owned or held under lease by any Material Subsidiary or the nature of the business transacted by such Material Subsidiary would expose such Material Subsidiary to any material liability or disability by reason of the failure to qualify such Material Subsidiary as a foreign corporation in any such jurisdiction. The Trust has been duly formed and is validly existing as a business trust under the laws of Delaware, with power and authority to own its properties and conduct its affairs as described in the Prospectus. The Company and each Material Subsidiary hold all material licenses, certificates and permits from governmental authorities necessary for the conduct of their respective businesses.

          (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, as they may be amended or supplemented, there has not been any material adverse change, or any development involving, so far as the Company can now reasonably foresee, a prospective material adverse change in the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole, whether or not in the ordinary course of business, and since such dates there has not been any transaction entered into by the Company or its Material Subsidiaries, other than transactions in the ordinary course of business and transactions set forth in or contemplated by the Registration Statement and the Prospectus, as they may be amended or supplemented, which is material to the Company and its subsidiaries, taken as a whole. The Company and its Material Subsidiaries have no contingent obligation which is not disclosed in the Registration Statement and the Prospectus, as they may be amended or supplemented, which is material to the Company and its subsidiaries, taken as a whole.

          (f) Any Incorporated Documents filed and incorporated by reference prior to the Closing Date will, when they are filed with the Commission, conform in all material respects with the requirements of the Exchange Act and the Exchange Act Rules and Regulations.

          (g) The Company has full corporate power and authority to enter into this Agreement and the Trust has full power and authority to enter into the Agreement. This Agreement has been duly authorized, executed and delivered by each of the Company and the Trust.

          (h) The execution, delivery and performance by the Company of this Agreement, the Indenture and the Guarantee, and the issue and sale of the Preferred Trust Securities by the Trust and the compliance by the Company with all of the provisions of this Agreement, the Indenture, the Guarantee and the Debentures and the consummation of the transactions contemplated hereby and thereby will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any assets of the Company or its Material Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the articles of incorporation or bylaws of the Company or any of its Material Subsidiaries, any material contract or other agreement to which the Company or any of its Material Subsidiaries is a party or by which the Company or any of its Material Subsidiaries or any of its or their properties are bound or affected, or violate or conflict with any material judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its Material Subsidiaries which creation, imposition, breach, violation, default, right of termination, acceleration, violation or conflict is material to the Company and its subsidiaries, taken as a whole.

          (i) The statements set forth in the Prospectus under the captions ["Description of Preferred Trust Securities and Common Trust Securities" and "Certain Terms of the Preferred Trust Securities"] constitute a summary of the securities, documents and instruments therein described, are accurate and fairly present the information contained therein in all material respects.

          (j) Neither the Company nor any of its Material Subsidiaries is in violation of its respective articles of incorporation or bylaws or is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party, which default is material to the Company and its subsidiaries taken as a whole.

          (k) Each of the Indenture and the Guarantee has been duly qualified under the Trust Indenture Act and has been duly authorized by the Company and when executed and delivered by the Company and the Indenture Trustee or the Trustees, respectively, will be enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally and by general principles of equity (whether such enforceability is considered in a proceeding in equity or in law) and (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (l) The Debentures have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Trust as described in the Prospectus, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally and by general principles of equity (whether such enforceability is considered in a proceeding in equity or in law) and (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (m) The Trust Agreement has been duly qualified under the Trust Indenture Act and has been duly authorized by the Company and when executed and delivered by the Company and the Trustees will be enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally and by general principles of equity (whether such enforceability is considered in a proceeding in equity or in law) and (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (n) The Preferred Trust Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Trust Agreement and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Trust Agreement and will be valid and binding obligations of the Trust, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited bankruptcy, insolvency, or other laws affecting creditors' rights generally and by general principles of equity (whether such enforceability is considered in a proceeding in equity or in law) and (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (o) The description of the Preferred Trust Securities in the Registration Statement and the Prospectus, as they may be amended or supplemented, is, and at the Closing Date will be, complete and accurate in all respects.

          (p) The Company has filed a Petition for Certification of Capital Structure with the Minnesota Public Utilities Commission ("Minnesota Commission") pursuant to the Minnesota Public Utilities Act with respect to the issuance and sale by the Company of the Debentures and the Guarantee. The Minnesota Commission has entered an authorizing order approving the capital structure including the issuance and sale of the Debentures and the Guarantee and such authorizing order is still in full force and effect. Apart from such authorizing order of the Minnesota Commission, no consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part herein contemplated, except such as have been obtained under the Securities Act or the Rules and Regulations.

          (q) Neither the Company nor the Trust is, or after giving effect to the offering and sale of the Securities will be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

          (r) Except as set forth in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Material Subsidiaries is a party or to which any property of the Company or any of its Material Subsidiaries is subject, which, if determined adversely to the Company or any of its Material Subsidiaries would in the Company's reasonable judgment individually or in the aggregate have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          5. Agreements of the Company. (a) The Company will not file any
             -------------------------
amendment or supplement to the Registration Statement or the Prospectus unless a copy has first been submitted to the Underwriters a reasonable time before its filing and the Underwriters have not reasonably objected to it in writing within a reasonable time after receiving the copy.

          (b) The Company will promptly advise the Underwriters (i) of the initiation or threatening of any proceedings for, or receipt by the Company of any notice with respect to, the suspension of the qualification of the Preferred Trust Securities for sale in any jurisdiction or the issuance of any order by the Commission suspending the effectiveness of the Registration Statement and

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(ii) of receipt by the Company or any representative or attorney of the Offerors of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus or to the transactions contemplated by this Agreement. The Company will make every reasonable effort to prevent the issuance of an order suspending the effectiveness of the Registration Statement and, if any such order is issued, to obtain its lifting as soon as possible.

          (c) The Company will furnish to [name of lead Underwriter] without charge one signed copy, and to each of the other Underwriters one copy of the signed copy certified by an officer of the Company, of the Registration Statement and any amendment thereto (including all exhibits filed with any such document) and as many conformed copies of the Registration Statement as the Underwriters may reasonably request.

          (d) During such period as a prospectus is required by law to be delivered by the Underwriters or a dealer, the Company will promptly deliver, without charge, to the Underwriters and to dealers, at such office or offices as the Underwriters may designate, as many copies of the Prospectus as the Underwriters may reasonably request, and, during such period after the Effective Date if any event occurs as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements in it, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading in any material respect, or if during such period it is necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules and Regulations, the Company will promptly prepare, submit to the Underwriters, file, subject to Section 5(a) hereof, with the Commission and deliver, without charge, to the Underwriters and to dealers (whose names and addresses the Underwriters will furnish to the Company) to whom Preferred Trust Securities may have been sold by the Underwriters, and to other dealers on request, amendments or supplements to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading in any material respect and will comply with the Securities Act and the Rules and Regulations. Delivery by the Underwriters of any such amendments or supplements to the Prospectus will not constitute a waiver of any of the conditions in Section 6 hereof.

          (e) The Company will make generally available to the Company's security holders and the security holders of the Trust, as soon as practicable but in no event later than the last day of the 15th full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

          (f) The Company will take such actions as the Underwriters reasonably designate in order to qualify the Preferred Trust Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Underwriters reasonably designate; provided that the Company shall not be required to register or qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction or to meet any other requirement deemed by the Company to be unduly burdensome.

          (g) The Company will pay, or reimburse if paid by the Underwriters, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including costs and expenses relating to (i) the preparation, printing and filing of the Registration Statement and exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, (ii) the authorization and issuance of the Preferred Trust Securities and the preparation and delivery of the forms of the Preferred Trust Securities sold by the Trust to the Underwriters, (iii) the registration or qualification of the Preferred Trust Securities for offer and sale under the securities or "blue sky" laws of the jurisdictions referred to in Section 5(f) and the determination of the legality of the Preferred Trust Securities for investment, including the reasonable fees and disbursements of counsel for the
Underwriters (not to exceed $     ) in that connection, and the preparation and
                             -----
printing of preliminary and supplemental "blue sky" memoranda and legal investment memoranda, (iv) the furnishing (including costs of shipping and mailing) to the Underwriters and to dealers of copies of the Registration Statement, each preliminary prospectus, the Prospectus, and all amendments or supplements to the Prospectus, and of the other documents required by this Section to be so furnished, (v) any fees charged by securities rating services for rating the Securities, (vi) all transfer taxes, if any, with respect to the sale and delivery of the Preferred Trust Securities by the Trust to the Underwriters, (vii) the fees and expenses of the Trustees, and Paying Agent or Registrar under Trust Agreement and the reasonable fees and disbursements of counsel for any Trustee in connection with the Preferred Trust Securities,
(viii) the filing fees and expenses, if any incurred with respect to any filing with the National Association of Securities Dealers, Inc., made in connection with the offering of the Preferred Trust Securities, and (ix) any expenses incurred by the Company in connection with a "road show" presentation to potential investors.

          (h) During the period beginning on the date hereof and continuing to and including the Closing Date, the Company will not offer, sell, or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company substantially similar to the Preferred Trust Securities (other than (i) the Preferred Trust Securities, (ii) commercial paper issued in the ordinary course of business, and (iii) the Company's common stock, preferred stock, secured indebtedness and unsecured indebtedness which is not subordinated), without the prior written consent of [name of lead Underwriter].

          6. Conditions of the Underwriters' Obligations. The obligations of the
             -------------------------------------------
Underwriters to purchase the Preferred Trust Securities are subject to the accuracy, on the date of this Agreement and on the Closing Date, of the representations of the Offerors in this Agreement, to the accuracy and completeness of all statements made by the Offerors or any of their officers in any certificate delivered to the Underwriters or their counsel pursuant to this Agreement, to performance by the Offerors of their obligations under this Agreement and to each of the following additional conditions:

          (a) All filings required by Rule 424 of the Rules and Regulations must have been made.

          (b) No stop order suspending the effectiveness of the Registration Statement may be in effect and no proceedings for such purpose may be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) must have been complied with.

          (c) Since the respective dates as of which such information is given in the Registration Statement and the Prospectus, as they may be amended or supplemented, (i) there must not have been any material change in the capital stock or long-term debt of the Company and its subsidiaries, taken as a whole,
(ii) there must not have been any material adverse change, or any development involving, so far as the Company can now reasonably foresee, a prospective material adverse change in the business, properties, financial condition, or results of operations of the Company and its subsidiaries, taken as a whole, whether or not in the ordinary course of business and, since such dates there shall not have been any material transaction entered into by the Company other than transactions set forth in or contemplated by the Prospectus, and (iii) there must not have occurred any event that makes untrue or incorrect in any material respect any statement or information contained in the Prospectus or that is not reflected in the Prospectus but should be reflected in it in order to make the statements or information in it not misleading in any material respect; and in the judgment of the Underwriters, any such development referred to in clause (i), (ii) or (iii) makes it impracticable to consummate the sale and delivery of the Securities by the Underwriters at the initial public offering price.

          (d) The Underwriters must receive on the Closing Date a certificate, dated such date, of the chief executive officer, the chief operating officer or the chief financial officer of the Company certifying that (i) the signer has carefully examined the Registration Statement and the Prospectus (including any Incorporated Documents) and this Agreement, (ii) the representations of the Company in this Agreement are accurate on and as of the date of the certificate,
(iii) since the most recent dates as of which information is given in the Registration Statement or the Prospectus, as amended or supplemented, there has not been any material adverse change, or any development involving, so far as the Company can now reasonably foresee, a prospective material adverse change in the business, properties, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, whether or not in the ordinary course of business, and since such dates there has not been any transaction entered into by the Company or its Material Subsidiaries, other than transactions in the ordinary course of business and transactions set forth in or contemplated in the Prospectus, as amended or supplemented, which is material to the Company and its subsidiaries, taken as a whole, (iv) to the knowledge of such officer, no order suspending the effectiveness of the Registration Statement or prohibiting the sale of the Preferred Trust Securities has been issued and no proceedings for such purpose are pending before or threatened by the Commission, (v) there has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations that upon such filing would be deemed to be an Incorporated Document that has not been so filed, and
(vi) the Company has performed all agreements that this Agreement requires it to perform by the Closing Date.

          (e) Since the date of this Agreement, there must not have been any lowering of the ratings of the Company's Preferred Trust Securities or any other securities of the Company (or a special purpose subsidiary of the Company) which are the same class as the Preferred Trust Securities by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Services ("S&P") or any notice from Moody's or S&P of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change in the ratings accorded the Company's Securities.

          (f) The Underwriters must receive on the Closing Date opinions dated the Closing Date substantially in the form of Annexes A, B and C to this Agreement from Richards, Layton & Finger, P.A., Delaware counsel to the Company and the Trust, Thelen Reid & Priest LLP, counsel to the Company, and Philip R. Halverson, Esq., general counsel of the Company, respectively.

          (g) The Underwriters must receive on the Closing Date from Morrison Cohen Singer & Weinstein, LLP, their counsel, an opinion dated the Closing Date with respect to the Company, the Trust, the Preferred Trust Securities, the Registration Statement, the Prospectus, the Debentures, the Trust Agreement, the Indenture, the Guarantee, this Agreement and the form and sufficiency of all proceedings taken in connection with the sale and delivery of the Preferred Trust Securities. Such opinion and proceedings shall be satisfactory in all respects to the Underwriters. The Company must have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to render such opinion.

          (h) The Underwriters must receive on the Closing Date a signed letter, dated the Closing Date, from PricewaterhouseCoopers LLP to the effect that (i) they are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder adopted by the Commission, (ii) in their opinion, the consolidated financial statements and financial statement schedule audited by them and incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the published rules and regulations thereunder adopted by the Commission with respect to registration statements on Form S-3, (iii) on the basis of a reading of the unaudited consolidated financial statements of the Company incorporated by reference in the Prospectus, if any, the latest available unaudited consolidated financial data of the Company and its subsidiaries since the close of the Company's most recent audited fiscal year, the minutes and consents of the Board of Directors since the end of the most recent audited fiscal year, and inquiries of officials of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and would not necessarily reveal matters of significance with respect to the comments made in such letter, and, accordingly, that PricewaterhouseCoopers LLP makes no representations as to the sufficiency of such procedures for the Underwriters' purposes), nothing has come to their attention which caused them to believe that (1) the unaudited consolidated financial statements of the Company incorporated by reference in the Prospectus, if any, (a) do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the published rules and regulations thereunder or (b) are not stated on a basis substantially consistent with that of the audited consolidated financial statements of the Company incorporated by reference in the Prospectus,
(2) at the date of the latest available unaudited financial data read by them and at a specified date not more than five days prior to the Closing Date there was any change in the capital stock, increase in long-term debt or decreases in consolidated net current assets (working capital) or stockholders' equity of the Company and its subsidiaries, in each case as compared with amounts shown in the most recent consolidated financial information incorporated by reference in the Prospectus, except in all instances for changes, increases or decreases which the Prospectus, as amended or supplemented, discloses have occurred or may occur, or which are disclosed in such letter, or (3) for the period from the date of the most recent audited consolidated financial statements to the date of the latest available unaudited financial data read by them and for the period from the date of the latest available unaudited financial data read by them to a specified date not more than five days prior to the Closing Date, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated operating revenues or in the total or per-share amounts of net income, except in all instances for changes, increases or decreases which the Prospectus, as amended or supplemented, discloses have occurred or may occur, or which are disclosed in such letter, and they have carried out certain procedures and made certain findings, as specified in such letter, with respect to certain amounts included or incorporated by reference in the Registration Statement and the Prospectus and such other items as the Underwriters may reasonably request.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement will comply with this Agreement only if they are in form and scope satisfactory to counsel for the Underwriters.

          7. Indemnification. (a) The Offerors shall jointly and severally
             ---------------
indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, and each person, if any, who controls any Underwriter, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages and liabilities, joint or several (including, without limitation, as and when incurred, any investigative, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus (including any Incorporated Document), or the omission or alleged omission to state in it a material fact required to be stated in it or necessary to make the statements in it not misleading; provided, however, that the Offerors will not be liable to the extent that such loss, claim, damage, or liability arises from the sale of the Preferred Trust Securities in the public offering to any person by the Underwriters and (i) is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company or the Trust by the Underwriters expressly for use in the Registration Statement or the Prospectus, as set forth in the penultimate sentence of Section 4(b) hereof, or (ii) results solely from one or more untrue statements of material facts contained in, or the omission of one or more material facts from, any preliminary prospectus or preliminary prospectus supplement or the Prospectus, which untrue statement or omission was corrected in the Prospectus (as then amended or supplemented) if the Underwriters sold the Preferred Trust Securities to the person alleging such loss, claim, liability, expense or damage without sending or giving, at or prior to the written confirmation of such sale, a copy of the corrected Prospectus (as then amended or supplemented), if the Company had previously furnished copies thereof to the Underwriters within a reasonable amount of time prior to such sale or confirmation, and the Underwriters failed to send or give the corrected Prospectus (as then amended or supplemented), if required by law to have so sent or given it and if sent or given would have been a defense with respect to such untrue statement or omission against the person asserting such loss, claim, liability, expense or damage. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Offerors, its officers and directors, and each person, if any, who controls any thereof within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Offerors to the Underwriters, but only insofar as losses, claims, damages or liabilities arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in or in reliance on and in conformity with information furnished in writing to the Company or the Trust by the Underwriters expressly for use in the Registration Statement or the Prospectus, as set forth in the penultimate sentence of Section 4(b). This indemnity agreement will be in addition to any liability that the Underwriters might otherwise have.

          (c) Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify in writing each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 7. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in, and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and, after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its counsel in any such action, but the fees and expenses of such counsel will be at the expense of such indemnified party unless
(i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party,
(iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party), or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the fees and expenses of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate counsel admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. Such counsel shall be designated by [Name of Lead Underwriter] in the case of parties indemnified pursuant to Section 7(a) hereof and by the Company in the case of parties indemnified pursuant to Section 7(b) hereof. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent

(which consent will not be unreasonably withheld). No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

          8. Contribution. In order to provide for just and equitable
             ------------
contribution in the circumstances in which the indemnification provided for under the foregoing provisions of Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable from the Offerors or the Underwriters, the Offerors and the Underwriters shall contribute to the amount paid or payable as a result of losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which the Offerors and the Underwriters may be subject in such proportion as shall be appropriate to reflect (i) the relative benefits received by the Offerors, on the one hand, and the Underwriters, on the other, (ii) the relative fault of the Offerors, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as (iii) any other relevant equitable considerations with respect to such offering. Such relative benefits shall be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust bear to the total underwriting discounts and commissions received by the Underwriters as set forth in the Prospectus. Such relative fault shall be determined by reference, among other things, to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Offerors or by the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Offerors and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 8 shall be deemed to include, for purpose of this Section 8, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, the Underwriters shall not be required to contribute any amount in excess of the underwriting discounts and commissions received by them, except that insofar as losses, claims, damages and liabilities arise from the sale of the Securities in the public offering to any person by the Underwriters and are based on any untrue statement or omission or alleged untrue statement or omission made in or in reliance on and in conformity with information furnished in writing to the Company or the Trust by the Underwriters expressly for use in the Registration Statement, any preliminary prospectus or preliminary prospectus supplement or the Prospectus, as set forth in the penultimate sentence of Section 4(b), the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Preferred Trust Securities underwritten by them and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Offerors who signed the Registration Statement will have the same rights to contribution as the Offerors, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 8, will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 8. No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

          9. Termination. The obligations of the several Underwriters under this
             -----------
Agreement may be terminated by [Name of Lead Underwriter] [with the consent of the Underwriters which have agreed to purchase in the aggregate 50% or more of aggregate principal amount of the Securities] at any time on or before the Closing Date by notice to the Company, without liability on the part of the Underwriters to the Offerors, if subsequent to the date of this Agreement and prior to the delivery and payment for the Preferred Trust Securities (a) trading in the equity securities of the Company is suspended by the Commission or by the New York Stock Exchange ("NYSE"), (b) trading in securities generally on the NYSE shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by the NYSE or by order of the Commission or any other governmental authority, (c) a general banking moratorium has been established by Federal or New York authorities, (d) any outbreak or material escalation of hostilities or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the reasonable judgment of the Underwriters impracticable or inadvisable to proceed with the public offering of the Securities on the terms and in the manner contemplated by the Prospectus, or (e) if any of the conditions specified in
Section 6 have not been fulfilled when and as required by this Agreement.

          If this Agreement is terminated pursuant to any of its provisions, except as otherwise provided, the Offerors will not be under any liability to the Underwriters except that if this Agreement is terminated by the Underwriters because of any failure or refusal on the part of the Offerors to comply with the terms of this Agreement or because any of the conditions in Section 6 are not satisfied, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by them in connection with the proposed purchase and sale of the Preferred Trust Securities.

          The Offerors shall not in any event be liable to the Underwriters for damages on account of loss of anticipated profits.

          10. Substitution of Underwriters. If one or more of the Underwriters
              ----------------------------
shall, for any reason permitted hereunder, cancel its obligation to purchase hereunder and to take up and pay for the Preferred Trust Securities to be purchased by such one or more Underwriters, the Company shall immediately notify the remaining Underwriters, and the remaining Underwriters shall have the right, within 24 hours of receipt of such notice, either to take up and pay for (in such proportion as may be agreed upon among them) or to substitute another underwriter or underwriters, satisfactory to the Company, to take up and pay for the principal amount of Preferred Trust Securities that such one or more Underwriters did not purchase. If one or more Underwriters shall, for any reason other than a reason permitted hereunder, fail to take up and pay for the Preferred Trust Securities to be purchased by such one or more Underwriters, the Company shall immediately notify the remaining Underwriters, and the remaining Underwriters shall be obligated to take up and pay for (in addition to the respective principal amount of Preferred Trust Securities set forth opposite their respective names in Schedule II) the principal amount of Preferred Trust Securities that such defaulting Underwriter or Underwriters failed to take up and pay for, up to a number thereof equal to, in the case of each such remaining
Underwriter,        percent (    %) of the principal amount of Preferred Trust
             ------          ----
Securities set forth opposite the name of such remaining Underwriter in Schedule II, and such remaining Underwriters shall have the right, within 24 hours of receipt of such notice, either to take up and pay for (in such proportion as may be agreed upon among them), or to substitute another underwriter or underwriters, satisfactory to the Company, to take up and pay for, the remaining principal amount of the Preferred Trust Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase. If any unpurchased Preferred Trust Securities still remain, then the Company or the Underwriters shall be entitled to an additional period of 24 hours within which to procure another party or parties, who are members of the NASD (or if not members of the NASD, who are not eligible for membership in the NASD and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with the NASD's Conduct Rules) and satisfactory to the Company, to purchase or agree to purchase such unpurchased Preferred Trust Securities on the terms herein set forth. In any such case, either the remaining Underwriters or the Company shall have the right to postpone the Closing Date for a period not to exceed seven full business days from the date agreed upon in accordance with this Section 10, in order that the necessary changes in the Registration Statement and Prospectus and any other documents and arrangements may be effected. If the Underwriters and the Company shall fail to procure a satisfactory party or parties as above provided to purchase or agree to purchase such unpurchased Preferred Trust Securities, then the Company may either (i) require the remaining Underwriters to purchase the principal amount of Preferred Trust Securities that they are obligated to purchase hereunder (but no more than such principal amount of Preferred Trust Securities) or (ii) terminate this Agreement by giving prompt notice to the Underwriters. In the event that neither the remaining Underwriters nor the Company has arranged for the purchase of such unpurchased Preferred Trust Securities by another party or parties as above provided and the Company has not elected to require the remaining Underwriters to purchase the principal amount of Preferred Trust Securities that they are obligated to purchase hereunder, then this Agreement shall terminate without any liability on the part of any such Underwriter or the Company for the purchase or sale of any Preferred Trust Securities under this Agreement. Any action taken pursuant to this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriters under this Agreement.

          11. Effectiveness. This Agreement shall become effective upon the
              -------------
execution and delivery hereof by the parties hereto.

          12. Miscellaneous. The reimbursement, indemnification and contribution
              -------------
agreements in Sections 5, 7, 8 and 9 and the representations and agreements of the Company, the Trust and the Underwriters in this Agreement will remain in full force and effect regardless of any termination of this Agreement, any investigation made by or on behalf of the Underwriters, the Company, the Trust or any controlling person and delivery and acceptance of and payment for the Preferred Trust Securities.

          This Agreement is for the benefit of the Underwriters, the Offerors, and their successors and assigns, and, to the extent expressed in this Agreement, for the benefit of persons controlling the Underwriters or the Offerors, directors and officers of the Offerors and directors, officers, employees and agents of the Underwriters, and their respective successors and assigns, and no other persons, partnership, association or corporation will acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" does not include any purchaser of Preferred Trust Securities from the Underwriters merely because of such purchase.

          All notices and communications under this Agreement will be in writing and mailed or delivered, by messenger, facsimile transmission or otherwise, to
the Underwriters at[                                                         ]
                    ---------------------------------------------------------
Attention: [                    ] and to the Offerors, at 30 West Superior
            --------------------
Street, Duluth, Minnesota 55802, Attention: Chief Financial Officer. Any such notice or communication shall take effect upon receipt thereof.

          This Agreement may be signed in multiple counterparts that taken as a whole constitute one agreement.

          If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other section, paragraph or provision hereof.

          THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

          Please confirm that the foregoing correctly sets forth the agreement between us.

                                 Very truly yours,

                                 ALLETE
                                 (legally incorporated as MINNESOTA POWER, INC.)


                                 By:
                                    -------------------------------------------
                                    Title:

                                 [Name of Trust]


                                 By:
                                    -------------------------------------------
                                            (Authorized Representative)


Confirmed:

[Name(s) of Underwriter(s)]


By:
   -------------------------------
   Title:

                                   SCHEDULE I

Securities:

          Designation:
          Liquidation Preference Amount:
          Date of Maturity:
          Distribution Rate:
          Purchase Price:
          Underwriting Commissions (payable by the Company):
          Public Offering Price:

                                   SCHEDULE II
                                   -----------

                                 [Name of Trust]

                           Preferred Trust Securities

                                                             Number of Preferred
Name                                                           Trust Securities
----                                                           ----------------

Total                                                             ==========
                                                                  $

                                                                         ANNEX A

                 [LETTERHEAD OF RICHARDS, LAYTON & FINGER, P.A.]




                                             [Date]




[Insert Name(s)
and address(es)
of Underwriters]

          Re:  [Name of Trust]
               ---------------

Ladies and Gentlemen:

     We have acted as special Delaware counsel for ALLETE (legally incorporated as Minnesota Power, Inc., a Minnesota corporation (the "Company"), and [Name of Trust], a Delaware business trust (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

     For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

          (a) The Certificate of Trust of the Trust, dated as of          , 2001
(the "Certificate"), as filed in the office of the Secretary of State of the
State of Delaware (the "Secretary of State") on        , 2001;

          (b) The Trust Agreement of the Trust, dated as of           , 2001,
among the Company and the trustees of the Trust named therein;

          (c) The Prospectus, dated          , 2001, and the Prospectus
Supplement, dated        , (jointly, the "Prospectus"), relating to the
Preferred Trust Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Preferred Trust Security" and collectively, the "Preferred Trust Securities");

          (d) The Amended and Restated Trust Agreement of the Trust, dated as of , (including Exhibits A, B and D thereto) (the "Trust

Agreement"), among the Company, the trustees of the Trust named therein (the "Trustees") and the holders, from time to time, of undivided beneficial interests in the assets of the Trust;

          (e) The Underwriting Agreement, dated        , (the "Underwriting
Agreement"), among the Company, the Trust and the Underwriters named in Schedule II thereto; and

          (f) A Certificate of Good Standing for the Trust, dated          ,
          , obtained from the Secretary of State.

     Initially capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

     For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (f) above, which we believe are all the documents necessary or appropriate for us to have considered for the purposes of rendering the opinions stated herein. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (f) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

     With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

     For purposes of this opinion, we have assumed (i) that the Trust Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Trust, and that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due creation, due formation or due organization, as the case may be, and the valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, formation or organization, (iii) the legal capacity of natural persons who are parties to the documents examined by us, (iv) except to the extent set forth in paragraph 2 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) except to the extent provided in paragraph 4 below, that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) the receipt by each Person to whom a Preferred Trust Security is to be issued by the Trust (the "Preferred Trust Security Holders") of a Preferred Trust Securities Certificate for the Preferred Trust Security and the payment for the Preferred Trust Security acquired by it, in accordance with the Trust Agreement, and as described in the Prospectus, (vii) that the Preferred Trust Securities are issued and sold to the Preferred Trust Security Holders in accordance with the Trust Agreement, and as described in the Prospectus, (viii) the receipt by the Person (the "Common Trust Security Holder") to whom a Common Trust Security of the Trust representing common undivided beneficial interests in the assets of the Trust (each, a "Common Trust Security" and collectively, the "Common Trust Securities") (the Preferred Trust Securities and the Common Trust Securities being hereinafter collectively referred to as "Trust Securities") is to be issued by the Trust of a Common Trust Securities Certificate for the Common Trust Security and the payment for the Common Trust Security acquired by it, in accordance with the Trust Agreement, and as described in the Prospectus, (ix) that the Common Trust Securities are issued and sold to the Common Trust Security Holder in accordance with the Trust Agreement, and as described in the Prospectus, (x) that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and filing documents with the Secretary of State) or employees in the State of Delaware, and (xi) that the Trust is treated as a grantor trust for federal income tax purposes. We have not participated in the preparation of the Prospectus and assume no responsibility for its contents.

     This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

     Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

     1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

     2. Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the trust power and authority to (i) own property and conduct its business, all as described in the Prospectus, (ii) execute and deliver, and perform its obligations under, the Underwriting Agreement, and (iii) issue, and perform its obligations under, the Trust Securities.

     3. The Trust Agreement is a legal, valid and binding agreement of the Company and the Trustees, and is enforceable against the Company and the Trustees, in accordance with its terms.

     4. Under the Delaware Business Trust Act and the Trust Agreement, the execution and delivery of the Underwriting Agreement by the Trust, and the performance by the Trust of its obligations thereunder, have been duly authorized by all requisite trust action on the part of the Trust.

     5. No authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Preferred Trust Securities.

     6. The Preferred Trust Securities have been duly authorized by the Trust Agreement and, when issued and sold in accordance with the Trust Agreement, the Preferred Trust Securities will be, subject to the qualifications set forth in paragraph 7 below, fully paid and non-assessable undivided beneficial interests in the assets of the Trust.

     7. The Preferred Trust Security Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Trust Security Holders may be obligated, pursuant to the Trust Agreement, to (i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Preferred Trust Securities Certificates and the issuance of replacement Preferred Trust Securities Certificates, and (ii) provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement.

     8. Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Preferred Trust Securities is not subject to preemptive rights.

     9. The issuance and sale by the Trust of the Trust Securities, the execution, delivery and performance by the Trust of the Underwriting Agreement, the consummation by the Trust of the transactions contemplated thereby and the compliance by the Trust with its obligations thereunder do not violate (i) any of the provisions of the Certificate or the Trust Agreement, or (ii) any applicable Delaware law or Delaware administrative regulation.

     10. The Preferred Trust Security Holders (other than those Preferred Trust Security Holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

     The opinion expressed in paragraph 3 above is subject, as to enforcement, to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

     We consent to your relying as to matters of Delaware law upon this opinion in connection with the Underwriting Agreement. We also consent to Morrison Cohen Singer & Weinstein, LLP's, Phillip R. Halverson's and Thelen Reid & Priest LLP's relying as to matters of Delaware law upon this opinion in connection with opinions to be rendered by them on the date hereof pursuant to the Underwriting Agreement. Further, we consent to the reliance by The Bank of New York (in its capacity as Debenture Trustee under the Subordinated Indenture, as trustee under the Guarantee, and as Property Trustee under the Trust Agreement) and The Bank of New York (Delaware) (in its capacity as Delaware Trustee under the Trust Agreement) as to matters of Delaware law upon this opinion in connection with the matters set forth herein. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                             Very truly yours,

                                                                         ANNEX B


                    [LETTERHEAD OF THELEN REID & PRIEST LLP]




                                             New York, New York
                                             [Date]




[Insert Name(s)
and address(es)
of Underwriters]




Ladies and Gentlemen:

     We have acted as counsel to ALLETE (legally incorporated as Minnesota Power, Inc.), a Minnesota corporation (the "Company"), in connection with the
transactions contemplated by the Underwriting Agreement dated         , 2001
among the Company, [Name of Trust] (the "Trust") and the Underwriters named therein (the "Underwriting Agreement"), including, among others, (i) the issuance by the Trust, a statutory business trust organized under the Delaware Business Trust Act (the "Delaware Act") of Preferred Trust Securities (the "Preferred Trust Securities") having an aggregate liquidation amount of
$   ,000,000, (ii) the issuance by the Company of $        principal amount of
its Junior Subordinated Debentures, Series    (the "Debentures") and (iii) the
guarantee by the Company of the Preferred Trust Securities pursuant to a Guarantee Agreement, dated the date hereof, between the Company and The Bank of New York, as trustee (the "Guarantee").

     Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

     In so acting we have participated in or reviewed the corporate proceedings in connection with the authorization, execution and delivery of the Underwriting Agreement, the Trust Agreement, the Indenture, the Debentures and the Guarantee. In addition, we have reviewed the petition filed by the Company with the

Minnesota Public Utilities Commission seeking authorization for the issuance of the Preferred Trust Securities, and the order issued by said Commission in response to said petition. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary as a basis for the conclusions of law contained in the opinions expressed below. We have relied as to various questions of fact upon the representations and warranties of the Company contained in the Underwriting Agreement and, where we deemed appropriate, on certificates of public officials. We have relied upon a certificate of the Trustee under the Indenture as to the due authentication of the Debentures. In our examination we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

     Based on the foregoing and subject to the qualifications and limitations set forth herein, we are of the opinion that:

     1. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     2. The Indenture, the Trust Agreement and the Guarantee have been duly qualified under the Trust Indenture Act.

     3. The Debentures and the Indenture have been duly authorized, executed and delivered by the Company; the Debentures, when issued against payment therefor as contemplated by the Trust Agreement, will be entitled to the benefits of the Indenture; and the Debentures (when so issued) and the Indenture are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or other laws affecting enforcement of other creditors' rights generally and by general principles of equity (whether such enforceability is considered in a proceeding in equity or in law) and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

     4. The Guarantee has been duly authorized, executed and delivered by the Company, and is enforceable against the Company in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or other laws affecting enforcement of other creditors' rights generally and by general principles of equity (whether such enforceability is considered in a proceeding in equity or in law) and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

     5. The statements made in the Prospectus under the captions ["Description of Preferred Trust Securities and Common Trust Securities," "Description of the Junior Subordinated Debentures," "Description of the Guarantee", "Certain Terms of the Preferred Trust Securities" and "Certain Terms of the Junior Subordinated Debentures"] insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

     6. Neither the Company nor the Trust is an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

     7. The Registration Statement as of the Effective Date, and the Prospectus at the time it was filed with the Commission pursuant to Rule 424 (except for the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and except for that part of the Registration Statement that constitutes the Statements of Eligibility on Form T-1, as to which we do not express any opinion) complied as to form in all material respects with the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder; the Incorporated Documents (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which we do not express any opinion), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; and the Registration Statement has become and is effective under the Securities Act and, to our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

     8. An authorizing order has been issued by the Minnesota Public Utilities Commission certifying the Company's capital structure and authorizing the issuance and sale of the Debentures and the Guarantee, and to the best of our knowledge, said order is still in full force and effect; and no other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue-sky laws of any jurisdiction, as to which we do not express any opinion) is legally required for the authorization of the issue and sale by the Company of the Debentures and the issuance by the Company of the Guarantee.

     We herewith confirm as our opinion the statements under the caption ["Material United States Federal Income Tax Matters with Respect to the Preferred Trust Securities"] in the Prospectus.

     In the course of the preparation of the information relating to the Company contained in the Prospectus (including the Incorporated Documents) we had discussions with certain of its officers and representatives, with other counsel for the Company, with PricewaterhouseCoopers LLP, the Company's independent certified public accountants who audited certain of the financial statements contained in the Incorporated Documents, and with certain of your officers and employees and your counsel, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the Company or the information included by the Company in the Prospectus (including the Incorporated Documents) and take no responsibility therefor except as set forth in the immediately preceding paragraph and in paragraph 5 above. However, our examination of the information relating to the Company contained in the Registration Statement and the Prospectus and our discussions did not disclose to us anything which gives us reason to believe that (except as to financial statements and schedules and other financial and statistical data and except as to that part of the Registration Statement that constitutes the Statements of Eligibility on Form T-1, as to which we do not express any belief) (i) the Registration Statement, as of the Effective Date, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus at the time it was filed with the Commission pursuant to Rule 424, included or on the date hereof includes an untrue statement of a material fact or on such dates omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     We are members of the New York Bar and do not hold ourselves out as experts in the laws of the State of Minnesota. As to all matters of Minnesota law, we have, with your consent, relied upon the opinion of Philip R. Halverson, Esq., Vice President, General Counsel and Secretary for the Company; and as to all matters of Delaware law, we have, with your consent, relied upon the opinion of Richards, Layton & Finger, P.A., Wilmington, Delaware, special counsel for the Company and the Trust. We believe that you and we are justified in relying on such opinions.

                                             Very truly yours,


                                             THELEN REID & PRIEST LLP

                                                                         ANNEX C


            [LETTERHEAD OF PHILIP R. HALVERSON, ESQ., VICE PRESIDENT,
                    GENERAL COUNSEL AND SECRETARY OF ALLETE]




                                     [Date]




[Insert Name(s)
and address(es)
of Underwriters]




Ladies and Gentlemen:

     I am General Counsel to ALLETE (legally incorporated as Minnesota Power, Inc.), a Minnesota corporation (the "Company") and have acted in that capacity in connection with the transactions contemplated by the Underwriting Agreement
dated          , 2001 among the Company, [Name of Trust] (the "Trust") and the
Underwriters named therein (the "Underwriting Agreement"), including, among others, (i) the issuance by the Trust, a statutory business trust organized under the Delaware Business Trust Act (the "Delaware Act"), of Preferred Trust Securities (the "Preferred Trust Securities") having an aggregate liquidation
amount of $   ,000,000, (ii) the issuance by the Company of $
principal amount of its Junior Subordinated Debentures, Series (the "Debentures"), (iii) the guarantee by the Company of the Preferred Trust Securities pursuant to a Guarantee Agreement, dated the date hereof, between the Company and The Bank of New York, as trustee (the "Guarantee") and (iv) the petition filed by the Company with Minnesota Power Utilities Commission seeking authorization to issue the Preferred Trust Securities.

     Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

     In so acting I have participated in or reviewed the corporate proceedings in connection with the authorization, execution and delivery of the Underwriting Agreement, the Trust Agreement, the Indenture, the Debentures and the Guarantee.

I have also examined such other documents and satisfied myself as to such other matters as I have deemed necessary as a basis for the conclusions of law contained in the opinions expressed below. I have relied as to various questions of fact upon the representations and warranties of the Company contained in the Underwriting Agreement and, where I deemed appropriate, on certificates of public officials. I have relied upon a certificate of the trustee under the Indenture as to the due authentication of the Debentures. In my examination I have assumed the genuineness of all signatures and the authenticity of all documents submitted to me as originals and the conformity to original documents of all documents submitted to me as photostatic or certified copies.

     Upon the basis of my familiarity with these transactions and with the affairs and properties of the Company generally, I am of the opinion that:

     1. The Company is a corporation duly authorized, validly existing and in good standing under the laws of the State of Minnesota, and has the corporate power and authority: (a) to execute, deliver and perform its obligations under the Underwriting Agreement and the Indenture, (b) to issue the Debentures and the Guarantee and to incur the indebtedness to be evidenced thereby, and (c) to own its property and assets and to conduct the business which it is now conducting.

     2. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     3. The Indenture, the Trust Agreement and the Guarantee have been duly qualified under the Trust Indenture Act.

     4. The Debentures and the Indenture have been duly authorized, executed and delivered by the Company; the Debentures, when issued against payment therefor as contemplated by the Trust Agreement, will be entitled to the benefits of the Indenture; and the Debentures (when so issued) and the Indenture are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or other laws affecting enforcement of other creditors' rights generally and by general principles of equity (whether such enforceability is considered in a proceeding in equity or in law) and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

     5. The Guarantee has been duly authorized, executed and delivered by the Company, and is enforceable against the Company in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or other laws affecting enforcement of other creditors' rights generally and by general principles of equity (whether such enforceability is considered in a proceeding in equity or in law) and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

     6.   The statements made in the Prospectus under the captions
["Description of Preferred Trust Securities and Common Trust Securities," "Description of the Junior Subordinated Debentures," "Description of the Guarantee", "Certain Terms of the Preferred Trust Securities" and "Certain Terms of the Junior Subordinated Debentures"], insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

     7. Neither the Company nor the Trust is an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

     8. The Company is a public utility corporation duly authorized by its Articles of Incorporation to conduct the business which it is now conducting as set forth in the Prospectus and the Company holds valid and subsisting franchises, licenses and permits authorizing it to carry on the utility business in which it is engaged.

     9. Each Material Subsidiary (as defined in the Agreement) of the Company is a validly organized and existing corporation under the laws of the State of its incorporation and is duly qualified to do business, and is doing business, in such State and in each other State in which the failure to qualify as a foreign corporation would be material to the Company and its subsidiaries, taken as a whole.

     10. Other than as stated in the Registration Statement and the Prospectus (or described in the Incorporated Documents), there are no material pending legal proceedings to which the Company or any of its subsidiaries is a party or of which property of the Company or any of its subsidiaries is the subject which if determined adversely would have a material effect on the Company and its subsidiaries taken as a whole, and to my knowledge, no such proceedings are contemplated.

     11. After due inquiry, I do not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contract or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

     12. Neither the execution by the Company of the Indenture nor the issue and sale by the Company of the Debentures nor the issue of the Guarantor nor the consummation by the Company of the transactions contemplated by the Agreement conflicts with, or results in a breach of, the charter or by-laws of the Company or any Material Subsidiary or any agreement or instrument known to me to which the Company or any Material Subsidiary is a party or by which the Company or any Material Subsidiary is bound, any law or regulation or, so far as is known to me, any order or regulation of any court, governmental instrumentality or arbitrator, and which conflict or breach is material to the Company and its subsidiaries, taken as a whole.

     13. To the best of my knowledge, the Company is not currently in breach of, or in default under, any material written agreement or instrument to which it is a party or by which it or its property is bound or affected, and which breach or default is material to the Company and its subsidiaries, taken as a whole.

     14. The Registration Statement, as of the Effective Date, and the Prospectus at the time it was filed with the Commission pursuant to Rule 424 (except for the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and except for that part of the Registration Statement that constitutes the Statements of Eligibility of Form T-1, as to which we do not express any opinion) complied as to form in all material respects with the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder; the Incorporated Documents (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which we do not express any opinion), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; and the Registration Statement has become and is effective under the Securities Act and, to our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

     15.  An authorizing order has been issued by the Minnesota Public
Utilities Commission certifying the Company's capital structure and authorizing the issuance and sale of the Debentures and the Guarantee and, to the best of our knowledge, said order is still in full force and effect; and no other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue-sky laws of any jurisdiction, as to which we do not express any opinion) is legally required for the authorization of the issue and sale by the Company of the Debentures and the issuance by the Company of the Guarantee.

          In passing upon the forms of the Registration Statement and the Prospectus, I necessarily assume the correctness and completeness of the statements made or included therein by the Company and take no responsibility therefor, except insofar as such statements relate to me and as set forth in the Prospectus under the headings "Experts" and "Legal Opinions" and in paragraphs 6 and 15 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus, I had conferences with certain of its officers and representatives, with other counsel for the Company and with PricewaterhouseCoopers LLP, the independent certified public accountants who examined certain of the Company's financial statements incorporated by reference in the Registration Statement. My examination of the Registration Statement and the Prospectus, and my discussions in the above-mentioned conferences did not disclose to me any information which gives me reason to believe that, at the Effective Date, the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus at the time it was filed electronically with the Commission pursuant to Rule 424, and the Prospectus, as amended or supplemented at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. I do not express any opinion or belief as to the financial statements or other financial or statistical data contained in the Registration Statement or in the Prospectus.

          As to all matters of Minnesota law, Thelen Reid & Priest LLP and Morrison Cohen Singer & Weinstein, LLP are hereby authorized to rely upon this opinion as though it was rendered to each of them.

                                             Very truly yours,


                                             PHILIP R. HALVERSON